UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                         Date of Report
                         (Date of earliest event reported):                              August 16, 2011

                   REGAL-BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 C.F.R. §14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 C.F.R. §13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Regal-Beloit Corporation (the “Company”) and certain purchasers entered into a First Amendment effective as of August 16, 2011 (the “First Amendment”) to its Note Purchase Agreement dated as of July 14, 2011 (the “Agreement”).  The First Amendment relates to an aggregate amount of $77 million in senior notes that the Company anticipates that it will issue and sell in two series pursuant to the Agreement:  $16 million of Series 2011A 4.09% Senior Notes, Tranche F, due July 14, 2018 (the “Tranche F Notes”) and $61 million of Series 2011A 4.77% Senior Notes, Tranche G, due July 14, 2021 (the “Tranche G Notes”, and together with the Tranche F Notes, the “Notes”).  The Notes will be issued and sold in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended.

The Agreement provides that the obligation of the purchasers of the Notes to purchase and pay for such Notes (the “Closing”) is conditioned upon the Company’s receipt of all regulatory approvals to consummate the transactions contemplated by that certain Asset and Stock Purchase Agreement dated as of December 12, 2010 between the Company and A.O. Smith Corporation (the “Purchase Agreement”), and that such Closing must occur on or prior to August 17, 2011.  The Amendment revises the Agreement to provide that such Closing must occur on or prior to September 7, 2011.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the First Amendment, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)
Note Purchase Agreement, dated as of July 14, 2011, by and among Regal-Beloit Corporation and Purchasers listed in Schedule A attached thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 14, 2011).

(4.2)
First Amendment, dated as of August 16, 2011, to Note Purchase Agreement dated as of July 14, 2011, by and among Regal-Beloit Corporation, certain subsidiaries of Regal-Beloit Corporation and the Purchasers listed on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          REGAL-BELOIT CORPORATION

       Date:  August 22, 2011                                                                           By:    /s/ Peter C. Underwood
                   Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated August 16, 2011

Exhibit
Number

(4.1)
Note Purchase Agreement, dated as of July 14, 2011, by and among Regal-Beloit Corporation and Purchasers listed in Schedule A attached thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 14, 2011).

(4.2)
First Amendment, dated as of August 16, 2011, to Note Purchase Agreement dated as of July 14, 2011, by and among Regal-Beloit Corporation, certain subsidiaries of Regal-Beloit Corporation and the Purchasers listed on the signature pages thereto.